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                                                                     EXHIBIT 4.1

                          SIXTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


                         DATED AS OF OCTOBER 16, 2000
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                                LXN CORPORATION


                          SIXTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     This Sixth Amended And Restated Registration Rights Agreement (the "Agreement") is made as of October 16, 2000 by and among LXN Corporation, a Delaware corporation (the "Company"), the purchasers of shares of Series A Preferred Stock of the Company listed on Exhibit A attached hereto (the "Series A Purchasers") pursuant to a Series A Preferred Stock Purchase Agreement dated February 7, 1994 (the "Series A Purchase Agreement"), the purchasers of shares of Series B Preferred Stock of the Company listed on Exhibit B attached hereto (the "Series B Purchasers") pursuant to a Series B Preferred Stock Purchase Agreement dated May 26, 1995 (the "Series B Purchase Agreement"), the purchasers of shares of Series C Preferred Stock of the Company listed on Exhibit C attached hereto (the "Series C Purchasers") pursuant to a Series C Preferred Stock Purchase Agreement dated July 12, 1996 (the "Series C Purchase Agreement"), the purchasers of Series D Preferred Stock of the Company listed on Exhibit D attached hereto (the "Series D Purchasers") pursuant to a Series D Preferred Stock Purchase Agreement dated September 5, 1997, October 31, 1997, and January 30, 1998 (the "Series D Purchase Agreement"), purchasers of Series E Preferred Stock of the Company listed on Exhibit E attached hereto (the "Series E Purchasers") pursuant to a Series E Preferred Stock Purchase Agreement dated March 8, 2000 (the "Series E Purchase Agreement") and purchasers of Series F Preferred Stock of the Company listed on Exhibit F attached hereto (the "Series F Purchasers") pursuant to a Series F Preferred Stock Purchase Agreement of even date herewith (the "Series F Purchase Agreement") (the Series A Purchasers, Series B Purchasers, Series C Purchasers, Series D Purchasers, Series E Purchasers and Series F Purchasers, collectively the "Purchasers").

                                   Recitals

     A. The Company proposes to sell up to eight hundred fifty seven thousand one hundred forty three (857,143) shares of its Series F Preferred Stock ("Series F Preferred") pursuant to the Series F Purchase Agreement.

     B. Pursuant to the Series F Purchase Agreement, the Series F Purchasers have agreed to become parties to this Agreement on the terms set forth herein.

     C. In order to induce the Series F Purchasers to purchase the Series F Preferred, the Series A Purchasers, Series B Purchasers, Series C Purchasers, Series D Purchasers and Series E Purchasers have agreed to waive with respect to the issuance, purchase and sale of the Series F Preferred any and all rights of first refusal enjoyed by the Series A Purchasers, Series B Purchasers, Series C Purchasers, Series D Purchasers and Series E Purchasers pursuant to the Fifth Amended and Restated Registration Rights Agreement dated March 8, 1999, by and among the Company, the Series A Purchasers, the Series B Purchasers, the Series C Purchasers, the Series D Purchasers and the Series E Purchasers (the "1999 Registration Rights Agreement").

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     D.   In order to induce the Series F Purchasers to purchase the Series F
Preferred, the Series A Purchasers, Series B Purchasers, Series C Purchasers, Series D Purchasers, Series E Purchasers and the Company have agreed that the 1999 Registration Rights Agreement is to be terminated and superseded in all respects by this Agreement.

     Now, Therefore, in consideration of the mutual promises and covenants hereinafter set forth, all parties hereto agree as follows:

1. Waiver Of Right Of First Refusal; Termination Of 1999 Registration Rights Agreement. The Series A Purchasers, Series B Purchasers, Series C Purchasers, Series D Purchasers and Series E Purchasers hereby waive with respect to the issuance, purchase and sale of the Series F Preferred any and all rights of first refusal (and any rights to notice in connection therewith) held by the Series A Purchasers, Series B Purchasers, Series C Purchasers, Series D Purchasers and Series E Purchasers pursuant to Section 8 of the 1999 Registration Rights Agreement. The 1999 Registration Rights Agreement is herewith terminated and superseded in all respects by this Agreement, pursuant to Section 11 thereof, and is of no further force or effect.

2. Certain Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Series E Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Conversion Stock" means the Common Stock issued or issuable pursuant to conversion of the Preferred Stock.

     "Holder" shall mean (i) any of the Series A Purchasers holding Registrable Securities, (ii) any of the Series B Purchasers holding Registrable Securities,
(iii) any of the Series C Purchasers holding Registrable Securities, (iv) any of the Series D Purchasers holding Registrable Securities, (v) any of the Series E Purchasers holding Registrable Securities, (vi) any of the Series F Purchasers holding Registrable Securities and (vii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 6.10 hereof.

     "Initiating Holders" shall mean any Holders who in the aggregate hold not less than fifty percent (50%) of the Registrable Securities.

     "Preferred Stock" shall mean, collectively, the Series A Preferred Stock issued pursuant to the Series A Purchase Agreement, the Series B Preferred Stock issued pursuant to the Series B Purchase Agreement, the Series C Preferred Stock issued pursuant to the Series C Purchase Agreement, the Series D Preferred Stock issued pursuant to the Series D Purchase Agreement or pursuant to the exercise of the outstanding warrant to purchase such shares of Series D Preferred Stock, the Series E Preferred Stock issued pursuant to the Series E Purchase Agreement or pursuant to the exercise of the outstanding warrants to purchase such shares of Series E Preferred Stock and the Series F Preferred Stock issued pursuant to the Series F Purchase Agreement.

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     "Purchase Agreements" shall mean the Series A Purchase Agreement, the
Series B Purchase Agreement, the Series C Purchase Agreement, the Series D Purchase Agreement, the Series E Purchase Agreement and the Series F Purchase Agreement.

     "Purchaser" or "Purchasers" shall mean, collectively, the Series A Purchasers, the Series B Purchasers, the Series C Purchasers, the Series D Purchasers, the Series E Purchasers and the Series F Purchasers.

     "Registrable Securities" means the Conversion Stock and any Common Stock of the Company issued or issuable in respect of the Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issuable with respect to the Conversion Stock; provided, however, that shares of Conversion Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses, except as stated in
Section 6.5 hereof, incurred by the Company in complying with Sections 6.1, 6.2 and 6.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders.

     "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 4 hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable if to the securities registered by the Holders and, except as set forth under "Registration Expenses", all reasonable fees and disbursements of separate counsel for any Holder.

3. Restrictions On Transferability. The Conversion Stock and any other securities issued in respect of the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by the Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

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4.   Restrictive Legend.  Each certificate representing:  (i) the Conversion
Stock and (ii) any other securities issued in respect of the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 5 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     Each Holder consents to the Company's making a notation on its records and giving instructions to any transfer agent for the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Agreement.

5. Notice Of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 5. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than: (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by the Purchaser to any of its partners or members, or retired partners or members), or to the estate of any of its partners or members or retired partners or members, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either: (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Notwithstanding the foregoing, it is agreed that the Company will not request an opinion of counsel for the holder for transactions made in reliance on Rule 144 under the Securities Act except in unusual circumstances, the existence of which shall be determined in good faith by the

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Board of Directors of the Company. Each certificate evidencing the Restricted
Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in
Section 4 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

6.   Registration.

     6.1  Requested Registration.

          (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to shares of the Company having registration rights, and the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed seven million five hundred thousand dollars ($7,500,000), the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Secu-rities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within fifteen (15) days after receipt of such written notice from the Company;

     Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 6.1:

                    (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (2) Prior to twelve (12) months after the closing of the Company's first registered public offering of its stock, or prior to October 1, 2001, whichever is earlier;

                    (3) Following notice to the Holders by the Company, during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

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                    (4)  After the Company has effected two such registrations pursuant to this subparagraph 6.1(a), and such registrations have been declared or ordered effective;

                    (5) If the Company shall furnish to such Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Chief Executive Officer it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 6.1 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided that the Company may not exercise this deferral right more than once per twelve (12) month period; or

                    (6) If such registration, qualification or compliance is not proposed to be part of a firm commitment underwritten public offering with underwriters reasonably acceptable to the Company.

     Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          (b) Underwriting. In the event of an underwritten registration pursuant to Section 6.1, the Company shall advise the Holders as part of the notice given pursuant to Section 6.1(a)(i) that the right of any Holder to registration pursuant to Section 6.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 6.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 6.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. Neither the Company nor any other holders of Registration Rights may participate in the proposed offering if any Holders have been cut back pursuant to this Section 6.1(b). No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing

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underwriter and the Initiating Holders.  The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall continue to be subject to the terms of this Agreement including Section 7 hereof.

     6.2  Company Registration.

          (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders, other than: (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration in which the only equity security being registered is Common Stock issuable upon conversion of convertible debt securities which are also being registered, the Company will:

               (i) promptly give to each Holder written notice thereof (other than the initial public offering of the Company's securities, if all Holders are to be excluded therefrom pursuant to Section 6.2(b) below); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder.

          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6.2(a)(i). In such event the right of any Holder to registration pursuant to this Section 6.2 shall be conditioned upon such Holder's participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

     All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude some or all of the Registrable Securities, or securities of other holders of registration rights other than persons exercising demand registration rights, from such registration; provided, however, that the aggregate amount of Registrable Securities of the holders to be included in the offering shall not be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the Holders may be excluded if the underwriters make the determination described above and no other Holder's securities are included. The Company shall so advise all Holders and other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities, or securities of other holders of registration rights other than persons exercising demand registration rights, that may be included in the registration and underwriting shall be allocated among all the Holders and such other holders of securities not exercising demand registration rights in proportion, as nearly as practicable, to the respective

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amounts of Registrable Securities or securities held by such Holder or holder at the time of filing the Registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares.

     If any Holder or holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall continue to be subject to the terms of this Agreement including Section 7 hereof.

          (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 6.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     6.3  Registration on Form S-3.

          (a) If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed five hundred thousand dollars ($500,000), and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to Sections 6.1 or this Section 6.3 in any six (6) month period. The Company shall inform other Holders of the proposed registration and offer them the opportunity to participate. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 6.1(b) shall be applicable to each such registration initiated under this Section 6.3. Such registrations on Form S-3 shall be subject to the limitations, requirements and restrictions of this
Section 6.3. The Company may include other shares of Common Stock in any of the registrations provided for in this Section 6.3, provided that such inclusion will not interfere with the marketing of the Registrable Securities to be registered by the Holders.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 6.3:

               (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (ii) following the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six
(6) months immediately

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following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

               (iii) if the Company shall furnish to such Holder or Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Chief Executive Office it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration statement by such Holder or Holders, provided that the Company may not exercise this deferral right more than once per twelve (12) month period.

     6.4 Limitations On Subsequent Registration Rights. From and after the Closing Date, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are superior to the rights granted to the Purchasers hereunder without the written consent of the Holders of a majority of the Registrable Securities then outstanding.

     6.5 Expenses Of Registration. All Registration Expenses, other than underwriting discounts and commissions and stock transfer taxes, but including the fees and expenses of one counsel which shall collectively represent the selling stockholders, shall be borne by the Company.

     6.6 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. The Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the registration statement has been completed, whichever first occurs;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) Use best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall

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be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

          (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     6.7  Indemnification.

          (a) The Company will indemnify each Holder, each of such Holder's officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any commission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities law or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of such Holder's officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending of any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of such Holder's officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection 6.7(b) shall be limited to such Holder's net proceeds received for the shares sold by such Holder.

          (c) Each party entitled to indemnification under this Section 6.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     6.8 Information By Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     6.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use all reasonable efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements); and

          (c) So long as the Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing the Purchaser to sell any such securities without registration.

     6.10 Transfer Of Registration Rights. The rights to cause the Company to register securities granted to the Purchasers under Sections 6.1, 6.2 and 6.3 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Purchaser pro-vided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such transferee agrees to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner or member or retired partner or member of a Purchaser which is a partnership or limited liability company, or an affiliate of a Purchaser which is a corporation, or a family member or trust for the benefit of a Purchaser who is an individual, or to any holder of at least ten percent (10%) of the then outstanding Registrable

Securities (including Conversion Stock) provided written notice thereof is promptly given to the Company and the transferee agrees to be bound by the provisions of this Agreement.

     6.11 Termination of Registration Rights. The rights granted pursuant to Sections 6.1, 6.2 and 6.3 of this Agreement shall terminate at the earlier of:
(i) five (5) years after the date of the closing of the Company's initial public offering, or (ii) with respect to a Holder, at such time as the Holder is able to sell all of such Holder's shares pursuant to Rule 144 promulgated under the Securities Act, during any three (3) month period provided that the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

7. Standoff Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days): (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section shall apply only to the Company's initial public offering of equity securities, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement and shall only be applicable to the Holders if all officers and directors and greater than five percent (5%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this Section and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Holders and John F. Burd, Gary H. Stroy, Prithipal Singh and Robert S. Galen agree that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 7.

8.   Right Of First Refusal By Purchasers.

     8.1 Grant. The Company hereby grants to each of the Purchasers the right of first refusal to purchase, pro rata, all or any part of the New Securities (as defined in Section 8.2) which the Company may from time to time propose to sell and issue. For purposes of this Agreement, a Purchaser's pro rata share is the ratio of the number of shares (on an as converted basis) of Registrable Securities purchased pursuant to the Purchase Agreements and Common Stock (collectively, the "Shares") held by such Purchaser to the total number of shares of Common Stock outstanding or issuable upon the conversion of any convertible securities to acquire Common Stock. If for any reason, a Purchaser should fail to exercise its right of first refusal provided in this Section 8, its pro rata share of New Securities, as defined hereinafter, may be purchased by the other Purchasers exercising such right in proportion, as nearly as practicable, to the ratio of the number of Shares held by any such Purchaser to the total number of Shares held by all Purchasers exercising such right. This right of first refusal shall be subject to the following provisions:

     8.2 Definition. "New Securities" shall mean any equity security of the Company, whether now authorized or not, and rights, options, or warrants to purchase said equity security, and securities of any type whatsoever that are, or may become convertible into or exercisable for said equity security; provided that "New Securities" does not include: (i) Series A Preferred Stock purchased pursuant to the Series A Purchase Agreement, including Common Stock issuable upon conversion of such Series A Preferred Stock; (ii) Series B Preferred Stock purchased pursuant to the Series B Purchase Agreement, including Common Stock issuable upon conversion of such Series B Preferred Stock; (iii) any Series C Preferred Stock that may be issued after July 31, 1997, including Common Stock issuable upon conversion of such Series C Preferred Stock; (iv) Series D Preferred Stock and warrant to purchase such Series D Preferred Stock purchased pursuant to the Series D Purchase Agreement, including Common Stock issuable upon conversion of such Series D Preferred Stock; (v) Series E Preferred Stock and warrants to purchase such Series E Preferred Stock purchased pursuant to the Series E Purchase Agreement, including Common Stock issuable upon conversion of such Series E Preferred Stock; (vi) Series F Preferred Stock purchased pursuant to the Series F Purchase Agreement, including Common Stock issuable upon conversion of such Series F Preferred Stock (vii) securities offered to the public generally pursuant to a registration statement, or under Regulation A, of the Securities Act; (viii) securities issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets of such entity, or other reorganization; (ix) shares of the Company's Common Stock issued pursuant to any arrangement approved by the Board of Directors to employees, officers, and directors of, or consultants or other persons performing services for, the Company; (x) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization of the Company; (xi) warrants to purchase an aggregate of 5,692 shares of Common Stock issued to Imparial Bank, including any Common Stock issued upon exercise or conversion thereof; (xii) a warrant to purchase Common Stock issued to Steven Keeling, including any Common Stock issued upon exercise or conversion thereof; or (xiii) stock issued pursuant to any rights or agreements including without limitation convertible securities, options and warrants, provided that the rights of first refusal established by this Section 8 apply with respect to the initial sale or grant by the Company of such rights or agreements.

     8.3 Notices. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Purchaser written notice (the "Notice") of its intention, describing the type of New Securities, the price, and the principal terms upon which the Company proposes to issue the same, and the minimum number of New Securities that the Purchaser will be eligible to purchase pursuant to this Section 8. Each Purchaser shall have fifteen (15) days from the delivery date of any Notice to agree to purchase up to the Purchaser's pro rata share of such New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and the name of the proposed purchasers, if known; provided, however, that in the event the Notice provides for payment for such New Securities other than in cash, each Purchaser shall have the option of paying for the New Securities by the discounted cash equivalent of the consideration described in the Notice as set forth in the Notice and as determined in good faith by the Board of Directors. If any Purchaser fails at any time to exercise his or her right hereunder to purchase all of the New

Securities to which he or she is then entitled, the Company shall promptly deliver a notice to all Purchasers stating the number of New Securities with respect to which the Right of Refusal is not being exercised and each Purchaser's pro rata share of such New Securities, and the other Purchasers exercising their rights under this Section may, within five (5) days from the date on which the Company delivers such a notice, agree to purchase pro rata all of such New Securities.

     8.4 Failure to Exercise Right. In the event Purchasers fail to exercise the right of first refusal as to all of the New Securities pursuant to Section 8, the Company shall have ninety (90) days after the last date on which Purchasers' right to purchase lapsed to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell the New Securities respecting which the Purchasers' option was not exercised, at or above the price and upon terms not materially more favorable to the purchasers of such securities than specified in the initial Notice given in connection with such sale. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within ninety (90) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Purchasers in the manner provided above.

     8.5 Termination. The right of first refusal granted under this Section shall expire as to all of the Purchasers upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 or any successor form under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public at a price per share (prior to underwriter commissions and offering expenses) of not less than twenty dollars ($20.00) per share (appropriately adjusted for any recapitalizations, stock splits, stock combinations, stock dividends and the like) which results in aggregate net cash proceeds to the Company in excess of twenty million dollars ($20,000,000).

     8.6 Assignment. The right of first refusal granted under this Section may not be assigned to a transferee of less than fifty thousand (50,000) shares of Preferred Stock or Conversion Stock or all of the Preferred Stock or Conversion Stock previously held by the transferor; provided, however, that this right of first refusal may be assigned by any Purchaser to any wholly-owned subsidiary or constituent partner or member, retired partner or member or estate of any constituent or retired partner or member thereof, to any other Purchaser or to any affiliated entity of a Purchaser.

9.   Information, Inspection, And Management Rights.

     9.1  Rights.

          (a) As soon as practicable after the end of each fiscal year beginning with fiscal year 1995, and in any event within ninety (90) days thereafter, the Company will mail to each Purchaser who continues to hold at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series A Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series B Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series C Purchase

Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series D Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series E Purchase Agreement or at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series F Purchase Agreement, the audited consolidated financial statements for the Company and its consolidated subsidiaries for such year, prepared in accordance with generally accepted accounting principles.

          (b) As soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, the Company will mail to each Purchaser who continues to hold at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series A Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series B Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series C Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series D Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series E Purchase Agreement or at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series F Purchase Agreement, a consolidated balance sheet and statement of operations (that would include a profit and loss statement) for the Company and its consolidated subsidiaries for such month, prepared in accordance with generally accepted accounting principles.

          (c) As soon as practicable after the end of each fiscal quarter and in any event within forty-five (45) days thereafter, the Company will mail to each Purchaser who continues to hold at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series A Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series B Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series C Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series D Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series E Purchase Agreement or at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series F Purchase Agreement, a quarterly budget and a narrative report prepared by the Company's President explaining any deviations from the previous budget.

          (d) So long as a Purchaser holds at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series A Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series B Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series C Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series D Purchase Agreement, at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series E Purchase Agreement or at least ten percent (10%) of the Registrable Securities purchased pursuant to the Series F Purchase Agreement, such Purchaser or its representative shall have the right to: (i) consult with and advise management of the Company on significant business issues, including management's proposed annual operating plans, (ii) meet with management of the Company regularly during each year at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans, (iii) examine the books and records of the Company and inspect its facilities and request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations, provided that access to highly confidential proprietary information and facilities need not be provided, and (iv) if the Purchaser is not represented on the Company's Board of Directors, the Company shall invite a representative of the Purchaser to attend all meetings of its Board of Directors in a nonvoting observer capacity, and in this respect shall give such representative copies of all notices, minutes, consents, and other material that it provides to its directors; provided however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Such representative may participate in discussion of matters brought to the Board.

     9.2 Assignment of Information and Inspection Rights. The rights granted pursuant to Section 9.1 may not be assigned or otherwise conveyed by any Purchaser or by any subsequent transferee of any such rights; provided, however, that such Purchaser, after giving notice to the Company in a timely manner, and subject to the Company's right to prohibit the transfer of such rights to an industry recognized competitor of the Company, may assign the rights granted pursuant to Section 9.1 (other than the rights set forth in Section 9.1(d), which may not be assigned) to any transferee who acquires not less than fifty thousand (50,000) shares of Preferred Stock or Common Stock issued upon conversion of such number of shares of Preferred Stock, or a combination thereof.

     9.3 Confidentiality. Unless otherwise consented to in writing by the Company, the Purchaser or its assignee agree, and any representative of such purchaser or its assignee will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with the rights granted in Sections 9.1 and 9.2.

     9.4 Termination of Covenants. The obligations of the Company set forth in Sections 9.1 and 9.2 shall terminate and be of no further force or effect upon the earlier of: (i) the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act, or (ii) at such time the Company is required to file reports pursuant to Section 13 of the Securities Exchange Act of 1934, as amended. The confidentiality provisions set forth in Section 9.3 survive any such termination.

10. Voting Of A Director. The Company and the Holders agree to use their best efforts (including appropriate nominations of individuals for director and voting of shares of voting stock) to ensure that the director to be selected pursuant to the Company's Certificate of Incorporation by the holders of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, voting together as a class on an as converted basis, shall be acceptable to the directors elected by the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (voting together as a single class on an as-converted-to-Common Stock basis) and the director elected by holders of Series E Preferred Stock (voting as a single class) as well as the directors elected by the Common Stock (voting as a single class).

11. Amendment. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of not less than a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Purchaser and each Holder of Registrable Securities at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

12. Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California, without respect to rules concerning the conflict of laws which would otherwise require application of the substantive law of another jurisdiction. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California matters with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

13. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

14. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed: (a) if to a Purchaser, at such Purchaser's address as set forth on the Schedule of Purchasers attached hereto, or at such other address as such Purchaser shall have furnished to the Company in writing in accordance with this
Section 14, (b) if to any other holder of Conversion Stock, at such address as such holder shall have furnished the Company in writing in accordance with this
Section 14, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company, or (c) if to the Company, at its principal office.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     The foregoing agreement is hereby executed as of the date first above written.

                                       Company:

                                       LXN Corporation
                                       6325 Lusk Boulevard
                                       San Diego, CA 92121


                                       By:______________________________________
                                            Michael Beeuwsaert, President

                                       "PURCHASERS"


                                       _________________________________________
                                       John F. Burd



                                       Gary H. Stroy


                                       LESOTO TRUST


                                       By: _____________________________________
                                            Thomas R. Stanwood, Trustee

                                       BRANDON HUGH STROY TRUST


                                       By: _____________________________________
                                           Patricia Kay Smith,
                                           Trustee


                                       D&A PARTNERS


                                       By: _____________________________________

                                       Name:  Richard Blakely

                                       Title: __________________________________



                                       _________________________________________
                                       Prithipal Singh



                                       _________________________________________
                                       Satinder Singh

                                       SINGH TRUST, UDT April 17, 1986


                                       By: _____________________________________
                                           Prithipal Singh, Trustee


                                       By: _____________________________________
                                           Rajinder K. Singh, Trustee



                                       _________________________________________
                                       Robert S. Galen



                                       _________________________________________
                                       Ari D. Galen



                                       _________________________________________
                                       Tamara A. Galen


                                       _________________________________________
                                       DIAGNOSTIC SOLUTIONS, INC.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       GALEN ENTERPRISES, INC.


                                       By: _____________________________________

                                       Name:  Robert S. Galen

                                       Title: __________________________________

                                       RUSSELL 1988 REVOCABLE TRUST


                                       By: _____________________________________
                                           Gordon Russell,
                                           Trustee


                                       ALTA V LIMITED PARTNERSHIP

                                       By:  ALTA V MANAGEMENT PARTNERS, L.P.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title:  General Partner


                                       CUSTOMS HOUSE PARTNERS


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title:  General Partner


                                       WALDEN CAPITAL PARTNERS
                                       WALDEN VENTURES
                                       WALDEN INVESTORS
                                       WALDEN INTERNATIONAL III, C.V.
                                       WALDEN CAPITAL PARTNERS II, L.P.
                                       WALDEN TECHNOLOGY VENTURES II, L.P.
                                       WALDEN - SIBC, L.P.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title:  General Partner

                                       _________________________________________
                                       Vladimir Ostoich


                                       MJT TRUST


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: Trustee


                                       WS INVESTMENT COMPANY 95A


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title:  General Partner


                                       ROVENT II LIMITED PARTNERSHIP

                                       By:  ADVENT INTERNATIONAL LIMITED
                                            PARTNERSHIP,
                                            General Partner

                                       By:  ADVENT INTERNATIONAL CORPORATION,
                                            General Partner

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

                                       ADVENT PERFORMANCE MATERIALS
                                       LIMITED PARTNERSHIP

                                       By:  ADVENT INTERNATIONAL LIMITED
                                            PARTNERSHIP, General Partner

                                       By:  ADVENT INTERNATIONAL CORPORATION,
                                            General Partner


                                       By: _____________________________________


                                       ADVENT INTERNATIONAL INVESTORS II
                                       LIMITED PARTNERSHIP

                                       By:  ADVENT INTERNATIONAL CORPORATION,
                                            General Partner


                                       By: _____________________________________


                                       ADVENT PARTNERS LIMITED PARTNERSHIP

                                       By:  ADVENT INTERNATIONAL CORPORATION,
                                            General Partner


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       _________________________________________
                                       Dr. Thomas Ng


                                       _________________________________________
                                       Tommy Laupsa

                                       _________________________________________
                                       Werner Muller


                                       _________________________________________
                                       Pierre Andre Steiner


                                       _________________________________________
                                       Heinz Muller


                                       _________________________________________
                                       Reinhard Warnking


                                       _________________________________________
                                       Mark Busser


                                       _________________________________________
                                       Magne Jordanger


                                       _________________________________________
                                       Egil Iversen (Plan bygg Holdings AS)


                                       _________________________________________
                                       Erik Danielsen



                                       BANCA DEL GOTTARDO


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

                                       BIOTECHNOLOGY DEVELOPMENT FUND, L.P.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       VERNON INTERNATIONAL, LTD.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       INVESTAR BURGEON VENTURE CAPITAL, INC.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       INVESTAR DAYSPRING VENTURE CAPITAL, INC.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

                                       MICROLIFE INVESTMENT CORP.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       _________________________________________
                                       Robert S.C. Wang


                                       HOFUNG HOLDINGS, LTD.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       MATON FUND I, L.P.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       NIPPON INVESTMENT AND FINANCE CO., LTD.


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

                                       INVESTMENT ENTERPRISE PARTNERSHIP
                                       "NIFIOA"


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       INVESTMENT ENTERPRISE PARTNERSHIP
                                       "NIFIOB"


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       _________________________________________
                                       Arthur T.C. Au


                                       CGRM Partners,
                                       a Wisconsin General Partnership

                                       Name:____________________________________

                                       Title:___________________________________


                                       MedVenture Associates II

                                       By:______________________________________
                                          Annette J. Campbell-White
                                          Managing Member of MedVenture
                                          Associates II
                                          Management Co., L.L.C., the General
                                          Partner of MedVenture Associates II

                                       Premier Medical Partner Fund, L.P.

                                       By: Premier Capital Corporation
                                           its General Partner

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       _________________________________________
                                       Ursula Von Matt


                                       _________________________________________
                                       Felber Ansgar


                                       _________________________________________
                                       Fisca Finanz Ag


                                       _________________________________________
                                       Xaver Andermatt


                                       _________________________________________
                                       Albert Steiger


                                       Child Health Investment Corporation

                                       By:______________________________________
                                          Craig Fischer
                                          Senior Vice President and CFO


                                       _________________________________________
                                       Armin Nussbaumer


                                       _________________________________________
                                       Brigitte Lehnen

                                       _________________________________________
                                       Seigfried Andermatt


                                       _________________________________________
                                       Johann Rogenmoser



                                  BB BIOVENTURES L.P.

                                  By:  BB BIOVENTURES L.P., its General Partner
                                  By:  BB BIOVENTURES, N.V., its General Partner

                                  By:___________________________________________
                                      Name:  Dr. Ansbert Gadicke
                                      Title  Managing Director


                                  MPM BIOVENTURES PARALLEL FUND, L.P.

                                  By:___________________________________________
                                     Name:  Dr. Ansbert Gadicke
                                     Title  Manager


                                  MPM ASSET MANAGEMENT INVESTORS 1999 LLC

                                  By:___________________________________________
                                      Name:  Dr. Ansbert Gadicke
                                      Title  Manager


                                  TDF MANAGEMENT PTE LTD.

                                  By: __________________________________________

                                  Name: ________________________________________

                                  Title: _______________________________________

                                       VENTANA

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title:  _________________________________


                                       VICTORY VENTURES LLC

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________


                                       PARIBAS

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title:  _________________________________



                                       DRW VENTURE PARTNERS LP

                                       By:  Dain Raucher Corporation
                                       Its: General Partner

                                       By: _____________________________________

                                       Its: ____________________________________



                                       [ROBERTSON STEPHENS]


                                       By: _____________________________________

                                       Its: ____________________________________

                                       _________________________________________
                                       DANIEL LEE



                                       HUNG KWONG INTERNATIONAL LTD

                                       By: _____________________________________

                                       Its: ____________________________________




                                       _________________________________________
                                       HA LIN YIP HUANG



 [Signature Page to Sixth Amended and Restated Registration Rights Agreement]

                                   EXHIBIT A
                                   ---------

                              SERIES A PURCHASERS



                                                          Number of
Series A Purchasers                                   Series A Shares
-------------------                                   ---------------

Alta V Limited Partnership                                214,413
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn: Guy Nohra

John F. Burd                                                6,667
5659 Glenstone Way
San Diego, CA 92121

Customs House Partners                                      2,254
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn: Guy Nohra

Galen Enterprises, Inc.                                    11,333
3330 Warrensville Center Road
Cleveland, OH 44122
Attn: Robert S. Galen

Ari D. Galen                                                6,000
3330 Warrensville Center Road
Cleveland, OH 44122
Attn: Robert S. Galen

Tamara A. Galen                                             6,000
3330 Warrensville Center Road
Cleveland, OH 44122
Attn: Robert S. Galen

LeSoTo Trust                                               10,071
Thomas R. Stanwood Trustee
Stanwood & Price
260 Sheridan Road, Suite 300
Palo Alto, CA 94306

                                                        Number of
Series A Purchasers                                   Series A Shares
-------------------                                   ---------------

Russell 1988 Revocable Trust,                              33,333
Gordon Russell Trustee
c/o Sequoia Capital
3000 Sand Hill Road
Building 9, Suite 280
Menlo Park, CA 94025

MJT Trust                                                    8022
Lurine Tanimoto, Trustee
1438 Green Street, Unit 8A
San Francisco, CA 94109

Brandon Hugh Stroy Trust                                     8021
Patricia Kay smith, Trustee
22448 Tim Tam Court
Los Gatos, CA 95020

Walden Capital Partners                                    20,000
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Ventures                                            28,622
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Investors                                           40,000
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden International III, C.V.                             40,000
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

                                                         Number of
Series A Purchasers                                   Series A Shares
-------------------                                   ---------------

Walden Capital Partners II, L.P.                           60,000
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Technology Ventures II, L.P.                        12,002
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Prithipal Singh                                             7,333
25627 Elena Road
Los Altos Hills, CA 94022

Singh Trust UDT April 17, 1986                             10,000
Prithipal Singh and Rajinder K. Singh Trustees
25627 Elena Road
Los Altos Hills, CA 94022

Satinder Singh                                              6,000
25627 Elena Road
Los Altos Hills, CA 94022

Gary H. Stroy                                              13,263
c/o MedVenture Associates                                  ------
4 Orinda Way, Bldg. D
Orinda, CA 94563


     TOTAL:                                               543,334

                                   EXHIBIT B
                                   ---------

                              SERIES B PURCHASERS


                                                         Number of
Series B Purchasers                                   Series B Shares
-------------------                                   ---------------

LeSoTo Trust                                               7,000
Thomas R. Stanwood, Trustee
Stanwood & Price
Court House Plaza
260 Sheridan Road, Suite 300
Palo Alto, CA 94306

Brandon Hugh Stroy Trust                                  13,437
Patricia Kay Smith, Trustee
22448 Tim Tam Court
Los Gatos, CA 95030

D&A Partners                                               1,750
c/o Dick Blakely
Smith Barney
3000 Sand Hill Road
Bldg. 3, Suite 190
Menlo Park, CA 94025

Prithipal Singh                                            7,000
25627 Elena Road
Los Altos Hills, CA 94022

Russell 1988 Revocable Trust                              21,800
Gordon Russell, Trustee
c/o Sequoia Capital
3000 Sand Hill Road
Building 9, Suite 280
Menlo Park, CA 94025

Vladimir Ostoich                                           9,000
61 Coronado Ave.
Los Altos, CA 94022

                                                         Number of
Series B Purchasers                                   Series B Shares
-------------------                                   ---------------

MJT Trust                                                  5,187
Lurine Tanimoto,
Trustee
1438 Green Street, Unit 8-A
San Francisco, CA  94109

Walden Capital Partners                                   13,000
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Ventures                                           17,924
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Investors                                          26,000
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden International III, C.V.                            26,000
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Capital Partners II, L.P.                          39,000
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Technology Ventures II, L.P.                       7,802
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

                                                         Number of
Series B Purchasers                                   Series B Shares
-------------------                                   ---------------

Alta V Limited Partnership                                138,643
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn: Guy Nohra

Customs House Partners                                      1,457
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn: Guy Nohra

Rovent II Limited Partnership                             105,333
c/o Advent International
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

Advent Performance Materials Limited Partnership           52,667
c/o Advent International
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

Advent International Investors II Limited Partnership       1,000
c/o Advent International
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

Advent International                                        1,000
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

WS Investment Company 95A                                   5,000
650 Page Mill Road                                          -----
Palo Alto, CA 94304-1050
Attn: Francis S. Currie


     TOTAL:                                               500,000

                                   EXHIBIT C
                                   ---------

                              SERIES C PURCHASERS


                                                      Number of Series
           Series C Purchasers                            C Shares
           -------------------                            --------

Alta V Limited Partnership                                  29,688
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA  94111
Attn: Guy Nohra

Customs House Partners                                         312
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA  94111
Attn: Guy Nohra

Rovent II Limited Partnership                                9,938
c/o Advent International
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

Advent Performance Materials Limited                         4,968
 Partnership
c/o Advent International
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

Advent Partners Limited Partnership                             94
c/o Advent International
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

Banca del Gottardo                                         304,000
Viale S. Franscini 8
6900 Lugano
Switzerland

Tommy Laupsa                                                 5,000
Chamstrasse 698
Switzerland
Knonau, ZH  8934

                                                      Number of Series
           Series C Purchasers                            C Shares
           -------------------                            --------

Werner Muller                                               10,000
Hirtenhofstrasse 42
Switzerland
Luzern 6005

Pierre Andre Steiner                                        30,000
Promenade Noir 3
Switzerland
Neuenburg 2000

Heinz Muller                                                20,000
Grindelstrasse 15
Switzerland
Basserdorf 8303

Reinhard Warnking                                            1,000
3078 B. Prospect Park Drive
Rancho Cordova, CA  95670

Mark Busser                                                  5,000
Route du Crochet 7
Switzerland
Givisiez/Fribourg (FR) 1762

Magne Jordanger                                             25,000
Askerveien 61
Norway
Asker 1370

Planbygg Holdings AS                                         5,000
Egil Iversen
Billingstadsletta 91
Norway
Billingstad 1361

TDF Management PTE Ltd.                                    100,000
10 Science Park Rd. #01-01/03
The Alpha Singapore Science Park II
Singapore, 117684
Attn:  Dr. Thomas Ng

                                                      Number of Series
        Series C Purchasers                               C Shares
        -------------------                               --------

Erik Danielsen
c/o Prospectiva Investments                                 16,200
STRADA REGINA 3                                             ------
6900 Lugano
Switzerland

     TOTALS:                                               566,200

                                   EXHIBIT D
                                   ---------

                              SERIES D PURCHASERS


                                                          Number of
Series D Purchasers                                   Series D Shares
-------------------                                   ---------------

Biotechnology Development Fund, L.P.                      160,000
575 High Street, Suite 201
Palo Alto, CA 94301
Attn: Anselm Leung

Veron International, Ltd.                                 160,000
ChinaChem Golden Plaza
Top Floor
77 Mody Road
TST East
Kowloon, Hong Kong
Attn: Joseph Leung

Investar Burgeon Venture Capital, Inc.                     26,667
575 High Street, Suite 201
Palo Alto, CA 94301

Investar Dayspring Venture Capital, Inc.                   53,333
575 High Street, Suite 201
Palo Alto, CA 94301

Microlife Investment Corp.                                 80,000
7Fm 361 Ta Nan Road
Shihlin Taipei, Taiwan
R.O.C

Robert S.C. Wang                                           80,000

HoFung Holdings, Ltd.                                      16,000
P.O. Box 88
1 Greenville Street
St. Helier
Jersey JE49PF
Channel Islands

Advent Partners Limited Partnership                           251
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

                                                         Number of
Series D Purchasers                                   Series D Shares
-------------------                                   ---------------

Advent Performance Materials Limited Partnership           13,248
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

Rovent II Limited Partnership                              26,501
c/o Advent International
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

Alta V Limited Partnership                                 79,168
75 State Street
Boston, MA 02110
Attn: Gerard Moufflet

Customs House Partners                                        832
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111

TDF Management PTE Ltd.                                     8,000
21 Science Park Road
#02-01 The Aquarius
Singapore Science Park II
Singapore 117628

Walden Capital Partners                                     3,999
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden-SBIC, L.P.                                          25,588
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

                                                         Number of
Series D Purchasers                                   Series D Shares
-------------------                                   ---------------

Walden International III, C.V.                             14,797
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Investors                                           14,797
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Technology Ventures II, L.P.                         5,199
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Ventures                                             9,680
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Toni Casey                                                  2,000
23500 Ravensburg Ave.
Los Altos Hills, CA 94024

Wen-Chen Yuan                                              40,000

Ursula Von Matt                                             1,600
c/o Emanuel Orbist
TEBOR Treuhand AG
dipl. Treuhandexperte
Bahnhofstrasse 21 6304 Zug
Switzerland

                                                         Number of
Series D Purchasers                                   Series D Shares
-------------------                                   ---------------

Felber Ansgar                                               2,500
c/o Emanuel Orbist
TEBOR Treuhand AG
dipl. Treuhandexperte
Bahnhofstrasse 21 6304 Zug
Switzerland

Fisca Finanz Ag                                             4,000
c/o Emanuel Orbist
TEBOR Treuhand AG
dipl. Treuhandexperte
Bahnhofstrasse 21 6304 Zug
Switzerland

Xaver Andermatt                                             4,000
c/o Emanuel Orbist
TEBOR Treuhand AG
dipl. Treuhandexperte
Bahnhofstrasse 21 6304 Zug
Switzerland

Albert Steiger                                              1,000
c/o Emanuel Orbist
TEBOR Treuhand AG
dipl. Treuhandexperte
Bahnhofstrasse 21 6304 Zug
Switzerland

Armin Nussbaumer                                              600
c/o Emanuel Orbist
TEBOR Treuhand AG
dipl. Treuhandexperte
Bahnhofstrasse 21 6304 Zug
Switzerland

Brigitte Lehnen                                               600
c/o Emanuel Orbist
TEBOR Treuhand AG
dipl. Treuhandexperte
Bahnhofstrasse 21 6304 Zug
Switzerland

                                                         Number of
Series D Purchasers                                   Series D Shares
-------------------                                   ---------------

Siegfried Andermatt                                         1,000
c/o Emanuel Orbist
TEBOR Treuhand AG
dipl. Treuhandexperte
Bahnhofstrasse 21 6304 Zug
Switzerland

Johann Rogenmoser                                           1,000
c/o Emanuel Orbist
TEBOR Treuhand AG
dipl. Treuhandexperte
Bahnhofstrasse 21 6304 Zug
Switzerland

Maton Fund I, L.P.                                         80,000
2880 Lakeside Drive, #237
Santa Clara, CA 95054
Attn: Connie Chuang

Nippon Investment and Finance Co., Ltd.                     8,000
First Market Tower
525 Market Street, Suite 3420
San Francisco, CA 94105

Investment Enterprise Partnership "NIFIOA"                 16,000
First Market Tower
525 Market Street, Suite 3420
San Francisco, CA 94105
Attn: Kristi Koyamatsu

Investment Enterprisei Partnership "NIFIOB"                16,000
First Market Tower
525 Market Street, Suite 3420
San Francisco, CA 94105
Attn: Kristi Koyamatsu

CGRM Investment Partnership                                20,000
100 E. Wisconsin Avenue
Milwaukee, WI 53202
Attn: Jeff Holmes

                                                         Number of
Series D Purchasers                                   Series D Shares
-------------------                                   ---------------

MedVenture Associates II                                   40,000
4 Orinda Way, Bldg. D
Orinda, CA 94563

ABN AMRO Bank (Shweiz)                                      5,600
Beethovenstrasse 33
P.O. Box 5239
CH - 8022
Zurich, Switzerland
Attn: Orsy Neuhaus

Dr. Robert Bernstein                                          300
1533 South Saint Francis St.
Suite B
Santa Fe, NM 87505

Child Health Investment Corporation                        20,000
5803 West 64th Street
Suite 208
Shawnee Mission, KS 66202
Attn: Sandra Tillman

Arthur T.C. Au                                             16,000
Pun Ching Ling
Suite 1203 Righful Center
Tak Hing St.
Kowloon,
Hong Kong

Premier Medical Partner Fund, L.P.                        200,000
1225 El Camino Real
San Diego, CA 92130
Attn: Palmer Ford

BioAsia LLC (Warrant to Purchase Shares
of Series D Preferred)                                     20,000
575 High Street, Suite 201                                 ------
Palo Alto, CA 94301
Attn: Anselm Leung

     TOTAL:                                             1,258,260

                                   EXHIBIT E
                                   ---------

                              SERIES E PURCHASERS




Series E Purchasers                              Number of Series E Shares
-------------------                              -------------------------

BB BioVentures L.P.                                       502,673
One Cambridge Center
9th Floor
Cambridge, MA 02142
Attn: Joachim R. Rothe, PhD

MPM BioVentures Parallel Fund, L.P                         68,250
One Cambridge Center
9th Floor
Cambridge, MA 02142
Attn: Joachim R. Rothe, PhD

MPM Asset Management Investors                              6,000
1999, LLC
One Cambridge Center
9th Floor
Cambridge, MA 02142
Attn: Joachim R. Rothe, PhD

Alta V Limited Partnership                                 57,093
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center
Suite 4050
San Francisco, CA 94111

Customs House Partners                                        600
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center
Suite 4050
San Francisco, CA 94111

Walden Capital Partners                                     3,075
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Series E Purchasers                              Number of Series E Shares
-------------------                              -------------------------

Walden-SBIC, L.P.                                          20,751
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Investors                                            7,690
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Technology Ventures II                               4,181
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Ventures                                             7,325
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Rovent II Limited Partnership                              15,153
c/o Advent International
75 State Street
Boston, MA 02109
Attn: Gerard Moufflet

Advent Partners Limited Partnership                           144
c/o Advent International
75 State Street
Boston, MA 02109
Attn: Gerard Moufflet

Advent Performance Materials                               7,575
Limited Partnership
c/o Advent International
75 State Street
Boston, MA 02109
Attn: Gerard Moufflet

Series E Purchasers                              Number of Series E Shares
-------------------                              -------------------------

Premier Medical Partner Fund                               21,276
1225 El Camino Real
San Diego, CA 92130
Attn: Palmer Ford

Biotechnology Development Fund                             17,021
575 High Street, Suite 201
Palo Alto, CA 94301
Attn: Anselm Leung

MedVenture Associates                                      19,230
4 Orinda Way, Bldg. D
Orinda, CA 94563

Paribas                                                    11,538
787 Seventh Avenue
New York, NY 10019

Veron International, Ltd.                                  17,021
ChinaChem Golden Plaza
Top Floor
77 Mody Road
TST East
Kowloon, Hong Kong
Attn: Joseph Leung

Child Health Investment Corporation                         7,692
5803 West 64th Street                                       -----
Suite 208
Shawnee Mission, KS 66202

     TOTAL:                                               794,288

                                   EXHIBIT F

                              SERIES F PURCHASERS


Series F Purchasers                              Number of Series F Shares
-------------------                              -------------------------

BB BioVentures L.P.                                        61,671
One Cambridge Center
9th Floor
Cambridge, MA 02142
Attn: Joachim R. Rothe, PhD

MPM BioVentures Parallel Fund L.P.                          9,297
One Cambridge Center
9th Floor
Cambridge, MA 02142
Attn: Joachim R. Rothe, PhD

MPM Asset Management Investor 1999 LLC                        742
One Cambridge Center
9th Floor
Cambridge, MA 02142
Attn: Joachim R. Rothe, PhD

Alta V Limited Partnership                                 35,343
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center
Suite 4050
San Francisco, CA 94111

Customs House Partners                                        371
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center
Suite 4050
San Francisco, CA 94111

Series F Purchasers                              Number of Series F Shares
-------------------                              -------------------------

Walden-SBIC, L.P.                                           6,000
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

Walden Technology Ventures II                               1,142
750 Battery Street
Seventh Floor
San Francisco, CA 94111
Attn: Charles Hsu

[Robertson Stephens]                                       35,714
[Address]

DRW Venture Partners LP                                    35,714
Attn: Mary Zimmer MS 54N2
60 South 6th Street
Minneapolis, MN 55402

Veron International, Ltd.                                 144,234
ChinaChem Golden Plaza
Top Floor
77 Mody Road
TST East
Kowloon, Hong Kong
Attn: Joseph Leung

Hung Kwong International Limted                            14,285
19E Nelson Street
Mongkok
Kowloon, Hong Kong

Daniel Lee                                                  7,143
[address]


Ha Lin Yip Huang                                            7,143
[address]                                                   -----


     TOTAL:                                               358,799

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                                      F-3